Selected Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 29, 2013
Selected Quarterly Financial Information [Abstract]
Selected Quarterly Financial Data (unaudited)
Selected Quarterly Financial Data (unaudited)
Selected unaudited quarterly financial data for the years 2013 and 2012 are summarized below:

	2013				2012
(Dollars in Millions Except Per Share Data)	First Quarter (1)	Second Quarter (2)	Third Quarter (3)	Fourth Quarter (4)	First Quarter (5)	Second Quarter (6)	Third Quarter (7)	Fourth Quarter (8)
Segment sales to customers
Consumer	$3,675	3,658	3,611	3,753	3,595	3,619	3,581	3,652
Pharmaceutical	6,768	7,025	7,036	7,296	6,133	6,291	6,402	6,525
Med Devices & Diagnostics	7,062	7,194	6,928	7,306	6,411	6,565	7,069	7,381
Total sales	17,505	17,877	17,575	18,355	16,139	16,475	17,052	17,558
Gross profit	11,951	12,388	12,231	12,400	11,224	11,332	11,455	11,555
Earnings before provision for taxes on income	4,261	4,793	3,667	2,750	5,045	2,035	3,595	3,100
Net earnings attributable to Johnson & Johnson	3,497	3,833	2,982	3,519	3,910	1,408	2,968	2,567
Basic net earnings per share attributable to Johnson & Johnson	$1.25	1.36	1.06	1.25	1.43	0.51	1.08	0.93
Diluted net earnings per share attributable to Johnson & Johnson	$1.22	1.33	1.04	1.23	1.41	0.50	1.05	0.91

(1)
The first quarter of 2013 includes after-tax charges of $183 million from Synthes integration/transaction costs, $391 million from net litigation expense and $42 million from impairment of in-process research and development, and $30 million associated with the DePuy ASR™ Hip program.

(2)
The second quarter of 2013 includes after-tax charges of $308 million from net litigation expense, $87 million from Synthes integration/transaction costs and $61 million associated with the DePuy ASR™ Hip program.

(3)
The third quarter of 2013 includes after-tax charges of $720 million from net litigation expense, $103 million from Synthes integration/transaction costs, $126 million from impairment of in-process research and development and $31 million associated with the DePuy ASR™ Hip program.

(4)
The fourth quarter of 2013 includes after-tax charges of $227 million from net litigation expense, $110 million from Synthes integration/transaction costs, $294 million from impairment of in-process research and development, $118 million associated with the DePuy ASR™ Hip program and a $707 million tax benefit associated with Scios Inc.

(5)	The first quarter of 2012 includes an after-tax gain of $106 million from currency and costs associated with the acquisition of Synthes, Inc.

(6)
The second quarter of 2012 includes after-tax charges of $717 million for asset write-downs, $611 million from net litigation expense, $564 million associated with the acquisition of Synthes, Inc. and $344 million from impairment of in-process research and development.

(7)
The third quarter of 2012 includes after-tax charges of $135 million associated with the acquisition of Synthes, Inc., $340 million from impairment of in-process research and development, $70 million associated with net litigation expense, and $24 million associated with the DePuy ASR™ Hip program.

(8)
The fourth quarter of 2012 includes after-tax charges of $371 million from net litigation expense, $306 million associated with the acquisition of Synthes, Inc., $73 million associated with the DePuy ASR™ Hip program and $59 million from impairment of in-process research and development.